Confidential information has been omitted from this Exhibit and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2.

Exhibit 10.2

CONFIRMATION LETTER

Kennecott #: 745

Buyer:	Otter Tail Power Company,	Seller:	Kennecott Coal Sales Company
	A division of Otter Tail Corporation		Caller Box 3009 (82717-3009)
	1012 Water Plant Road		505 South Gillette Avenue
	Fergus Falls, MN 56537		Gillette, WY 82716

Attn:	Stacie Hebert	Attn:	Matt Levar
Phone:	218-739- 8635	Phone:	307-687-6028
Fax:	218-739-8629	Fax:	307-687-6009

This Confirmation Letter (“Confirmation”) shall confirm the transaction arranged February 2, 2004, between Otter Tail Power Company (“OTP”), a division of Otter Tail Corporation and Kennecott Coal Sales Company (“Kennecott”) pursuant to the Master Coal Purchase and Sale Agreement effective December 13, 2001. The terms and conditions of this transaction are as follows:

Kennecott to sell and deliver and OTP to purchase and receive.

Transaction Type:	Physical Coal

Product:	Sub-Bituminous coal; (*) Btu/Lb. and (*) Lbs. SO2/mmBtu

Base Price:	Spring Creek

Calendar Year	2004	2005	2006	2007
Base Price per Ton	(*)	(*)	(*)	(*)

Shipment Period:	July 1, 2004 through December 31, 2007

Quantity:	This is a (*) for Hoot Lake Plant with (*) of (*) tons per year for calendar years 2005, 2006, and 2007.

Scheduling:	OTP shall provide Kennecott a good faith estimate of OTP’s annual coal requirements, by month (“Quantity Notification”) by October 1 of the year preceding the delivery year. At least thirty (30) days prior to the beginning of each delivery month, OTP shall provide an updated monthly delivery schedule for the remainder of the Contract Year. Kennecott shall use its reasonable efforts to ship the coal under the specified delivery schedule and OTP shall use its reasonable efforts to receive the coal under the specified delivery schedule. Said delivery may only be varied by mutual consent of Buyer and Seller.

Delivery Point:	FOB Railcar, Spring Creek Mine located in Big Horn County, Montana

Substitution:	If Spring Creek Mine cannot ship the full requirements of the Hoot Lake Plant, Kennecott will provide a substitution from its Jacobs Ranch Mine. Soda Ash will be added to the Jacobs Ranch coal to increase Sodium percent to (*).

Substitution Price:	The Base Price for Jacobs Ranch Mine coal shall be determined based on the arithmetic average of the weekly Spot Coal Index for an (*) Btu/lb, (*) Lbs. SO2/mmBtu coal product on a quarterly basis. The indices used shall be the Prompt values for the applicable quarter as published in Coal Daily by Energy Argus, Inc. [which currently begins publication on the first Friday of the third month preceding the applicable calendar quarter (e.g., the first Friday of October 2004 for the first quarter of 2005)]. An example of how this quarterly pricing index would work is set forth as Exhibit A. Seller shall be responsible for tracking the indices and calculating the Base Price for substitution coal from Jacobs Ranch Mine. If during the term of this Confirmation Letter, the indices stated above is no longer available or is modified such that it does not conform to the calculation as stated herein, the Parties shall mutually agree on a replacement indices or a pricing mechanism to replace such indices.

Spring Creek Carbone Ranch Test Burn:	OTP may elect to test burn Spring Creek Mine Carbone Ranch coal consisting of the following typical coal qualities. The test burn must be completed prior to July 1, 2004.

Btu/Lb.	(*)
Ash %	(*)
Sodium %	(*)
Lbs. SO2/mmBtu	(*)

If OTP deems the test burn of the Spring Creek Carbone Ranch coal a success, OTP may elect to take delivery of the Spring Creek Carbone Ranch coal in place of the original Spring Creek coal. OTP must notify Kennecott, in writing, by July 1, 2004 if they choose to take delivery of the Spring Creek Carbone Ranch coal. Such choice of coal shall remain in effect for the entire term of this Confirmation Letter.

Spring Creek Carbone Ranch Base Price:	The Base Prices for the Spring Creek Carbone Ranch coal is listed below:

Spring Creek Carbone Ranch

Calendar Year	2004	2005	2006	2007
Base Price per Ton	(*)	(*)	(*)	(*)

2007 Test Burn Provision:
Due to the fact that this is a (*), in Calendar year 2007, Kennecott shall allow OTP to purchase up to (*) tons of coal from Kennecott or other sources for delivery to its Hoot Lake Plant for test burn purposes. Any such test burn tons, whether purchased from Kennecott or another source, shall be in addition to the (*) that is required during Calendar Year 2007 of this Confirmation Letter.

Topsize:	2” x 0” ASTM

Quality:	The Spring Creek coal ((*) product) sold to Buyer under this Confirmation Letter shall be substantially similar to the coal sold to Buyer during 2003.

	Section 9.03 – Standard Btu and	Sections 6.02 & 6.04
	Sulfur for price adjustments as	Rejection Limits/
	set forth below:	Non-Conforming Shipment
Btu/Lb	(*)	(*)
Lbs. SO2/mmBtu	(*)	(*)
Sodium %	(*)	(*)

Btu Adjustment:	To reflect the actual heat content of the coal delivered, each month the Base Price of coal will be adjusted for any variation from the Base Btu/Lb., using the following formula:

Btu Adjustment Per Ton = P x	(AR – BB)
BB

Where:
P	=	The Base Price of coal per ton delivered during the month;
AR	=	The monthly weighted average “As-Received” Btu’s per pound of the respective coal[s] delivered to OTP; and,
BB	=	The Base Btu’s per pound of the respective coal[s] delivered to OTP during the month;
the BB value for Spring Creek = (*),
the BB value for Spring Creek Carbone Ranch coal = (*), and
the BB value for Jacobs Ranch = (*)

All shipment Btu’s and weighted average Btu’s shall be in zero decimals. All prices for Btu adjustments shall be calculated using floating-point decimals, with the result being rounded to three decimal places as shown in the following example:

Sample info: P = (*)/ton, BB = (*), AR = (*)

Btu adjustment per ton = (*)

= (*)
= (*)
= (*)

Sulfur Adjustment:	To reflect the actual sulfur content of Coal delivered, each month the Base Price of Coal will be adjusted in accordance with the following formulas.

For purposes of this adjustment, it shall be assumed that 100% of the sulfur in the Coal will be converted to sulfur dioxide (“SO2”). The pounds SO2 per mmBtu shall be calculated in accordance with the following formula based on Seller’s lab analysis of the percent sulfur in the Coal and the calorific value of the Coal. All weighted average sulfur shall be in two decimals:

Lbs. SO2/mmBtu	=	Monthly Weighted Average Sulfur % in Coal X 20,000
Monthly Weighted Average Btu/Lb.

All shipment sulfur percent and weighted average sulfur percent shall be stated in two decimals. SO2 for the period billed shall be calculated using floating-point decimals, with the result being rounded to two decimal places as shown in the following example:

Sample info:	Monthly Weighted Average Sulfur % in Coal = (*),
Monthly Weighted Average Btu/Lb. = (*)

Lbs. SO2/mmBtu = (*)

                          Sulfur adjustment in $/ton of Coal =

(Base Lb. SO2/mmBtu – Actual Lb. SO2/mmBtu) X Actual Btu/Lb. X $ADI 1,000,000

ADI =	The “SO2 Monthly Average Price” published by Air Daily for the month preceding delivery.

Base Lb. SO2/mmBtu for all coals from Spring Creek and Jacobs Ranch = (*)

All shipment SO2 and weighted average SO2 shall be stated in two decimals. All prices for sulfur adjustments are to be calculated using floating-point decimals, with the result being rounded to three decimal places as shown in the following example:

Sample info:	Actual Btu = (*), Base SO2 = (*), Actual SO2 = (*),
SO2 Allowance (ADI) = (*)

Sulfur Adjustment in $/ton of Coal	= (*) / 1,000,000 = (*) = (*)

Credit:	Should the creditworthiness or either Party’s ability to perform become unsatisfactory to the other Party, or if situations develop where either Party could reasonably conclude that a credit downgrade or protection under bankruptcy code is imminent, then the failing Party will provide satisfactory security or assurances.

If a Party’s or any of its affiliates’ credit falls below investment grade (BBB- as defined by Standard & Poor’s, Moody’s, or the equivalent), the failing Party shall provide the non-failing Party with a mutually agreed upon credit enhancement in the form of, but not limited to, letters of credit, compressed payment terms or cash on delivery. If the failing Party does not provide an acceptable credit enhancement within 48 hours of notice, the non-failing Party shall have the right to suspend shipments and seek remedies as set forth in the Master Agreement.

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR, AND EACH OF THE PARTIES WAIVES THE RIGHT TO SEEK INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES UNDER THIS AGREEMENT.

Please confirm that the terms and conditions stated herein accurately reflect your understanding of our agreement by signing and returning to Leslie Thorn at Seller’s address.

By:	/s/ Ward Uggerud	Date: 5-26-04

Otter Tail Power Company, a division of
Otter Tail Corporation

By:	/s/ Kelly A. Cosgrove	Date: 5/21/04

Kennecott Coal Sales Company

Exhibit A

Exhibit A

Index Example	KEC #745

Kennecott — Otter Tail Power
Coal Daily Index for: Powder River Basin coal — (*) Btu; (*) Lb. SO2/mmBtu

Q1
6-Oct-03	(*)		Prompt
13-Oct-03	(*)		Prompt
20-Oct-03	(*)		Prompt
27-Oct-03	(*)		Prompt
3-Nov-03	(*)		Prompt
10-Oct-03	(*)		Prompt
17-Oct-03	(*)		Prompt
24-Oct-03	(*)		Prompt
1-Dec-03	(*)		Prompt
8-Dec-03	(*)		Prompt
15-Dec-03	(*)		Prompt
22-Dec-03	(*)		Prompt
29-Dec-03	(*)		Prompt
Q104 Price	(*)

Q2
2-Jan-04	(*)		Prompt
9-Jan-04	(*)		Prompt
16-Jan-04	(*)		Prompt
23-Jan-04	(*)		Prompt
30-Jan-04	(*)		Prompt
6-Feb-04			Prompt
13-Feb-04			Prompt
20-Feb-04			Prompt
27-Feb-04			Prompt
5-Mar-04			Prompt
12-Mar-04			Prompt
19-Mar-04			Prompt
26-Mar-04			Prompt
Q204 Price	(*)

Q3
2-Apr-04		Prompt
9-Apr-04		Prompt
16-Apr-04		Prompt
23-Apr-04		Prompt
30-Apr-04		Prompt
7-May-04		Prompt
14-May-04		Prompt
21-May-04		Prompt
28-May-04		Prompt
4-Jun-04		Prompt
11-Jun-04		Prompt
18-Jun-04		Prompt
25-Jun-04		Prompt
Q304 Price	#DIV/0!

Q4
2-Jul-04		Prompt
9-Jul-04		Prompt
16-Jul-04		Prompt
23-Jul-04		Prompt
30-Jul-04		Prompt
6-Aug-04		Prompt
13-Aug-04		Prompt
20-Aug-04		Prompt
27-Aug-04		Prompt
3-Sep-04		Prompt
10-Sep-04		Prompt
17-Sep-04		Prompt
24-Sep-04		Prompt
Q404 Price	#DIV/0!

Exhibit A

Kennecott — OTP
Coal Daily Index for: Powder River Basin coal — (*) Btu; (*) Lb. SO2/mmBtu

Q1
1-Oct-04		Prompt
8-Oct-04		Prompt
15-Oct-04		Prompt
22-Oct-04		Prompt
29-Oct-04		Prompt
5-Nov-04		Prompt
12-Nov-04		Prompt
19-Nov-04		Prompt
26-Nov-04		Prompt
3-Dec-04		Prompt
10-Dec-04		Prompt
17-Dec-04		Prompt
24-Dec-04		Prompt
31-Dec-04		Prompt
Q104 Price	#DIV/0!

Q2
7-Jan-05	(*)		Prompt
14-Jan-05	(*)		Prompt
21-Jan-05	(*)		Prompt
28-Jan-05	(*)		Prompt
4-Feb-05	(*)		Prompt
11-Feb-05			Prompt
18-Feb-05			Prompt
25-Feb-05			Prompt
4-Mar-05			Prompt
11-Mar-05			Prompt
18-Mar-05			Prompt
25-Mar-05			Prompt
Q204 Price		#DIV/0!

Q3
1-Apr-05		Prompt
8-Apr-05		Prompt
15-Apr-05		Prompt
22-Apr-05		Prompt
29-Apr-05		Prompt
6-May-05		Prompt
13-May-05		Prompt
20-May-05		Prompt
27-May-05		Prompt
3-Jun-05		Prompt
10-Jun-05		Prompt
17-Jun-05		Prompt
24-Jun-05		Prompt
Q304 Price	#DIV/0!

Q4
1-Jul-05		Prompt
8-Jul-05		Prompt
15-Jul-05		Prompt
22-Jul-05		Prompt
29-Jul-05		Prompt
5-Aug-05		Prompt
12-Aug-05		Prompt
19-Aug-05		Prompt
26-Aug-05		Prompt
2-Sep-05		Prompt
9-Sep-05		Prompt
16-Sep-05		Prompt
23-Sep-05		Prompt
30-Sep-05		Prompt
Q404 Price	#DIV/0!

(*) Confidential information has been omitted and filed separately with the Commission pursuant to Rule 24b-2.